UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

OREGON	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 19, 2008, Mentor Graphics Corporation timely filed a Form 8-K (the “Original 8-K”) that attached a press release containing preliminary financial results for the fiscal year ended January 31, 2008. The Original 8-K listed the press release as being filed under Item 9.01. This Form 8-K/A Amendment No. 1 is being filed solely for the purpose of correcting the Original 8-K to furnish the press release under Item 2.02.

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated February 19, 2008, announcing the Company’s preliminary financial results for the fiscal year ended January 31, 2008, which is being furnished to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date: March 4, 2008	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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